SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
February 24, 2011
_________________________
333-150095-10
(Commission File Number of issuing entity)
Honda Auto Receivables 2011−1 Owner Trust
(Exact name of registrant specified in its charter)

333-150095
(Commission File Number of depositor)
American Honda Receivables Corp.
(Exact name of depositor as specified in its charter)

American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)
____________________________________

Delaware	35-6892540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp.
20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On February 24, 2011, American Honda Finance Corporation (“AHFC”) transferred certain fixed rate retail installment sales contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) to Honda Auto 2011-1 Owner Trust (the “Issuer”). The Issuer granted a security interest in the Receivables to U.S. Bank National Association, as indenture trustee, and issued: 0.3248% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.65% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 1.13% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 1.80% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,000,000,000.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

 Item 9.01.  Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

1.1*
Underwriting Agreement, dated February 17, 2011, among American Honda Receivables Corp., American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

4.1	Indenture, dated February 24, 2011, between Honda Auto Receivables 2011-1 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2
Amended and Restated Trust Agreement, dated February 24, 2011, among American Honda Receivables Corp., Citibank, National Association, as owner trustee and Citigroup Trust-Delaware, National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated February 24, 2011, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4
Control Agreement, dated February 24, 2011, among American Honda Receivables Corp., Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, U.S. Bank National Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.

* Previously filed on Form 8-K on February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp. Depositor

	By:	/s/ K. Endo
Name: K. Endo
Title: President
February 24, 2011

EXHIBIT INDEX

1.1*
Underwriting Agreement, dated February 17, 2011, among American Honda Receivables Corp., American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

4.1	Indenture, dated February 24, 2011, between Honda Auto Receivables 2011-1 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2
Amended and Restated Trust Agreement, dated February 24, 2011, among American Honda Receivables Corp., Citibank, National Association, as owner trustee and Citigroup Trust-Delaware, National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated February 24, 2011, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4
Control Agreement, dated February 24, 2011, among American Honda Receivables Corp., Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, U.S. Bank National Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.

* Previously filed on Form 8-K on February 22, 2011.